SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 7, 2001

                          AMERICAN MEDICAL ALERT CORP.
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             (Exact Name of Registrant as Specified in its Charter)


        New York                           333-54992             11-2571221
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(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
        of Incorporation)                                   Identification No.)


            3265 Lawson Boulevard
              Oceanside, New York                                   11572
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(Address of Principal Executive Offices)                          (Zip Code)


 (Registrant's telephone number, including area code):   (516) 536-5850



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.
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         On June 7, 2001, American Medical Alert Corp. (the "Company") issued a press release announcing its 2001 Annual Meeting of Shareholders.

         A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.
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         Exhibit No.         Description
         -----------         -----------

               99            Press Release of the Company dated June 7, 2001.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 7, 2001                         AMERICAN MEDICAL ALERT CORP.


                                              By: /s/ Howard M. Siegel
                                                  ------------------------------
                                                  Howard M. Siegel, President

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                                  EXHIBIT INDEX


         Exhibit No.            Description
         -----------            -----------

                 99             Press Release of the Company dated June 7, 2001.


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